Income Taxes	12 Months Ended
Sep. 26, 2015
Income Taxes [Abstract]
Income Taxes

8. Income Taxes

The Company is being taxed at the U.S. corporate level as a C-Corporation and has provided U.S. Federal, State and foreign income taxes.

Significant components of income tax expense for the fiscal years ended are as follows:

	2015	2014	2013
Current:
United States
Federal	$—	—	$—
State	3	5	2
Non-U.S.	7	3	4
Current income tax provision	10	8	6
Deferred:
United States
Federal	31	3	26
State	(4)	(5)	(3)
Non-U.S.	(1)	(2)	(1)
Deferred income tax expense (benefit)	26	(4)	22
Expense for income taxes	$36	$4	$28

 U.S. income from continuing operations before income taxes was $99 million, $58 million, and $77 million for fiscal 2015, 2014, and 2013, respectively. Non-U.S. income from continuing operations before income taxes was $23 million, $9 million, and $8 million for fiscal 2015, 2014, and 2013, respectively.

The reconciliation between U.S. Federal income taxes at the statutory rate and the Company’s benefit for income taxes on continuing operations for fiscal year end is follows:

	2015	2014	2013
U.S. Federal income tax expense at the statutory rate	$43	$23	$29
Adjustments to reconcile to the income tax provision:
U.S. State income tax expense	7	5	(1)
Changes in state valuation allowance	(7)	—	—
Research and development credits	(5)	(20)	—
Permanent differences	—	(2)	—
Changes in foreign valuation allowance	—	1	1
Rate differences between U.S. and foreign	(2)	(1)	(2)
APB 23	—	(1)	—
Other	—	(1)	1
Expense for income taxes	$36	$4	$28

Deferred income taxes result from temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes. The components of the net deferred income tax liability as of fiscal year end are as follows:

	2015	2014
Deferred tax assets:
Allowance for doubtful accounts	$3	$3
Deferred gain on sale-leaseback	12	13
Accrued liabilities and reserves	84	58
Inventories	9	10
Net operating loss carryforward	130	248
Alternative minimum tax (AMT) credit carryforward	9	9
Research and development credit carryforward	22	22
Federal and state tax credits	7	13
Other	3	9
Total deferred tax assets	279	385
Valuation allowance	(29)	(56)
Total deferred tax assets, net of valuation allowance	250	329
Deferred tax liabilities:
Property, plant and equipment	137	157
Intangible assets	256	279
Debt extinguishment	79	107
Other	3	6
Total deferred tax liabilities	475	549
Net deferred tax liability	$(225)	$(220)

In the U.S. the Company had $361 million of federal net operating loss carryforwards as of fiscal 2015, which will be available to offset future taxable income.  As of fiscal year end 2015, the Company had state and foreign net operating loss carryforwards of $684 million and $52 million, respectively, which will be available to offset future taxable income.  If not used, the federal net operating loss carryforwards will expire in future years beginning 2025 through 2031.  AMT credit carryforwards totaling $9 million are available to the Company indefinitely to reduce future years’ federal income taxes.  The state net operating loss carryforwards will expire in future years beginning in 2015 through 2033.  The Company has $22 million and $7 million of federal and state Research and Development tax credits, respectively, that will expire in future years beginning 2027 through 2034. In addition, the Company has $4 million of other state tax credits that will expire in future years beginning in 2016 through 2020.

In connection with the initial public offering, the Company entered into an income tax receivable agreement that provides for the payment to pre-initial public offering stockholders, option holders and holders of our stock appreciation rights, 85% of the amount of cash savings, if any, in U.S. federal, foreign, state and local income tax that are actually realized (or are deemed to be realized in the case of a change of control) as a result of the utilization of our and our subsidiaries’ net operating losses attributable to periods prior to the initial public offering. Based on the Company's assumptions using various items, including valuation analysis and current tax law, the Company recorded an obligation of $313 million which was recognized as a reduction of Paid-in capital on the Consolidated Balance Sheets. The Company made payments of $39 million, $32 million, and $5 million in fiscal years 2015, 2014, and 2013, respectively. The balance at the end of fiscal 2015 was $232 million, and the Company made its fiscal year 2016 payment of $57 million in October 2015.

The Company believes that it will not generate sufficient future taxable income to realize the tax benefits in certain foreign jurisdictions related to the deferred tax assets. The Company also has certain state net operating losses that may expire before they are fully utilized. Therefore, the Company has provided a full valuation allowance against certain of its foreign deferred tax assets and a valuation allowance against certain of its state deferred tax assets included within the deferred tax assets.

Prior changes in ownership have created limitations under Sec. 382 of the Internal Revenue Code on annual usage of net operating loss carryforwards.  However, all of the Company’s Federal net operating loss carryforwards should be available for use within the next five years.  As part of the effective tax rate calculation, if we determine that a deferred tax asset arising from temporary differences is not likely to be utilized, we will establish a valuation allowance against that asset to record it at its expected realizable value.  The Company has not provided a valuation allowance on its federal net operating loss carryforwards in the U.S. because it has cumulative income, federal taxable income and has also determined that future reversals of its temporary taxable differences will occur in the same periods and are of the same nature as the temporary differences giving rise to the deferred tax assets.  Our valuation allowance against deferred tax assets was $29 million and $56 million as of fiscal year end 2015 and 2014, respectively, related to the foreign and U.S. state operations.  The Company paid cash taxes of $9 million, $7 million, and $3 million in fiscal 2015, 2014, and 2013, respectively.

Uncertain Tax Positions

We adopted the provisions of the Income Taxes standard of the Codification. This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with guidance provided by FASB and prescribes a recognition threshold of more-likely-than-not to be sustained upon examination. Our policy to include interest and penalties related to gross unrecognized tax benefits within our provision for income taxes did not change.

The following table summarizes the activity related to our gross unrecognized tax benefits for fiscal year end:

	2015	2014
Beginning unrecognized tax benefits	$14	$14
Gross increases – tax positions in prior periods	—	2
Gross increases – current period tax positions	1	1
Settlements	(1)	(2)
Lapse of statute of limitations	(1)	(1)
Ending unrecognized tax benefits	$13	$14

The amount of unrecognized tax benefits that, if recognized, would affect our effective tax rate was $7 million and $8 million for fiscal year end 2015 and 2014.

As of fiscal year end 2015, we had $2 million accrued for payment of interest and penalties related to our uncertain tax positions. Our penalties and interest related to uncertain tax positions are included in income tax expense.

We and our subsidiaries are routinely examined by various taxing authorities. Although we file U.S. federal, U.S. state, and foreign tax returns, our major tax jurisdiction is the U.S. The IRS has completed an examination of our 2003, 2010 and 2011 tax years. Our 2004 – 2009, 2012 and 2013 tax years remain subject to examination by the IRS. There are various other on-going audits in various other jurisdictions that are not material to our financial statements.

As of the end of fiscal 2015, we had unremitted earnings from foreign subsidiaries that are permanently reinvested for continued use in foreign operations, accordingly, no provision for U.S. federal or state income taxes has been provided thereon.  If distributed, those earnings would result in additional income tax expense at approximately the U.S. statutory rate.  Determination of the amount of unrecognized deferred U.S. income tax liability is not practicable due to the complexities associated with its hypothetical calculation.